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                         ROBERTS REALTY INVESTORS, INC.
                                NET ASSET VALUE
                                    MAY 2000

                Creating Communities for Superior Lifestyles(TM)
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              Our business plan and growth strategy remain focused
     on a simple, clear and conservative philosophy . . . create cash flow and capital appreciation by building and managing
                   new apartment homes of the highest quality
               and value in excellent high-growth neighborhoods.

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TO OUR SHAREHOLDERS:

     Each year, we publish the Company's net asset value, which is the price we believe our properties are worth if sold individually in the open market. We last published our net asset value at June 30, 1999. We believe it is important to give you an update on what we estimate our net asset value to be and how we arrived at the current value of $11.51 per share. We have included with this report a detailed analysis of our net asset value along with a summary of our assumptions, as we have done for the last several years.

     Our stock is currently trading at 35% below our net asset value of $11.51 per share. As a result, many of our shareholders believe the current low price of our stock reflects the market value of our apartment portfolio. This is not true and let me explain why. During the past three years, we sold four of our apartment communities, each for more than net asset value. These include Autumn Ridge in August 1997, Windsong in January 1998, Bentley Place in August 1999, and Ivey Brook in June 2000. These four property sales at more than net asset value clearly indicate we have been conservative with our estimate of net asset value and, more important, confirm our belief that our stock is undervalued.

     In 1999, we announced a strategy to maximize shareholder value, which included selling some of our properties and distributing part of the cash proceeds to our shareholders. We have implemented this strategy while maintaining our net asset value and increasing the amount of distributions paid to our shareholders. In August 1999, we sold Bentley Place and paid a distribution of $0.50 per share from the sales proceeds, in addition to our quarterly dividend. During July 2000, we will pay a distribution of $0.25 per share from the sales proceeds of Ivey Brook along with our quarterly dividend of $0.135 per share.

     The following table shows that we have been able to increase the amount of distributions paid to our shareholders while continuing to maintain our net asset value.

                                     NET ASSET             DISTRIBUTIONS
                                       VALUE                 PER SHARE
                                     ----------            -------------
1996                                   $10.26                  $0.48
1997                                   $10.52                  $0.58
1998                                   $10.52                  $0.58
1999                                   $11.46                  $1.08
2000                                   $11.51

     We continue to develop and build new apartment communities, which replace the properties we are selling. We currently have three new communities under construction, which include a 285-unit second phase of Addison Place, a 319-unit community in Charlotte, and a 250-unit community in north Atlanta. As we complete the construction and leasing of these new communities over the next eighteen months, they will replace the properties we sell as part of our strategy to maximize shareholder value while continuing to maintain our net asset value.

Sincerely,

/s/ CHARLES R. ELLIOTT
Charles R. Elliott
Chief Financial Officer

July 7, 2000

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                         ROBERTS REALTY INVESTORS, INC.
                                NET ASSET VALUE
                                  MAY 31, 2000

                                                   ADDISON         ADDISON
                                                    PLACE           PLACE                             OLD           BRADFORD
                                                  TOWNHOMES         FLATS         CHARLOTTE        NORCROSS           CREEK
                                                 -----------      ----------      ----------      -----------      -----------
Gross Potential Income (current rents)           $ 1,824,240                                                       $ 2,119,398
Add: Water Sub-metering Income                        35,400                                                            42,416
Add: Cable Income                                      6,000                                                            58,416
Add: Garage and Storage Income                             0                                                                 0
Add: Other Income                                     29,500                                                            80,828
Less: 5% Vacancy Loss                                (94,757)                                                         (115,053)
                                                 -----------      ----------      ----------      -----------      -----------
Effective Gross Income                             1,800,383                                                         2,186,005

Salaries and benefits                                144,000                                                           163,514
Utilities                                             66,000                                                           161,165
Maintenance and repairs                               38,000                                                            67,190
Landscaping                                           26,000                                                            49,428
Advertising and promotion                             28,000                                                            55,900
Administrative                                        22,000                                                            30,322
Property insurance                                    10,000                                                            16,051
Property tax expense                                 137,000                                                           185,000
Management fee                                        54,011                                                            65,580
Capital Replacement Reserves                          23,600                                                            36,000
                                                 -----------      ----------      ----------      -----------      -----------
Total Operating Expenses                             548,611                                                           830,150

Net Operating Income                               1,251,772                                                         1,355,855
                                                 -----------      ----------      ----------      -----------      -----------
Capitalization Rate                                     8.50%                                                             8.50%

ASSET VALUE                                      $14,727,000                                                       $15,951,000
Less: Mortgage Loan Outstanding                   (9,500,000)                                      (2,000,000)      (8,235,755)
Less: Line of credit and other liabilities
Add: Market Value of Undeveloped Land                              4,132,500       3,987,500        2,739,000
Add: Development and Construction Costs                            1,883,242       2,113,576          659,306
                                                 -----------      ----------      ----------      -----------      -----------
Equity                                           $ 5,227,000      $6,015,742      $6,101,076      $ 1,398,306      $ 7,715,245

Shares and Units Outstanding

NET ASSET VALUE PER SHARE AND UNIT

The accompanying assumptions are an integral part of our Net Asset Value schedule.

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
                   HIGHLAND        IVEY       PLANTATION      PRESTON        RIVER        ROSEWOOD
     CRESTMARK       PARK          BROOK         TRACE         OAKS          OAKS        PLANTATION       TOTAL
    -----------   -----------   -----------   -----------   -----------   -----------   ------------   ------------
    $ 3,368,688   $ 2,210,536   $ 1,848,180   $ 2,751,048   $ 2,637,816   $ 2,458,092   $  1,776,324   $ 20,994,322
         72,549        60,065        63,782        78,185        61,116        86,021         43,001        542,535
        119,710         8,118        53,810             0         9,202             0          7,308        262,564
         19,133             0             0        12,074             0             0              0         31,207
        114,256        51,127        58,339        62,196        68,604        59,215         48,288        572,353
       (184,717)     (116,492)     (101,206)     (145,175)     (138,837)     (130,166)       (93,746)    (1,120,149)
    -----------   -----------   -----------   -----------   -----------   -----------   ------------   ------------
      3,509,619     2,213,354     1,922,905     2,758,328     2,637,901     2,473,162      1,781,175     21,282,832

        340,327       152,582       169,104       257,496       181,188       224,273        150,307      1,782,791
        291,062       102,185       140,429       168,763        89,105       128,386         78,204      1,225,299
        141,694        67,106        69,341       160,992        83,482        90,866         43,330        762,001
         68,414        42,660        45,715        70,474        47,237        48,984         34,051        432,963
         63,473        35,100        30,607        39,281        35,381        43,927         27,936        359,605
         51,146        34,210        33,149        28,241        38,794        22,685         16,224        276,771
         25,810        15,905        13,140        20,654        17,878        18,698         13,092        151,228
        208,000       203,000       131,000       240,000       238,000       211,000        132,000      1,685,000
        105,289        66,401        57,687        82,750        79,137        74,195         53,435        638,485
         66,800        37,600        29,200        46,400        42,600        43,200         30,400        355,800
    -----------   -----------   -----------   -----------   -----------   -----------   ------------   ------------
      1,362,015       756,749       719,372     1,115,051       852,802       906,214        578,979      7,669,943

      2,147,605     1,456,605     1,203,533     1,643,277     1,785,099     1,566,948      1,202,196     13,612,889
    -----------   -----------   -----------   -----------   -----------   -----------   ------------   ------------
           8.75%         8.50%         8.50%         8.50%         8.50%         8.50%          8.50%          8.54%

    $24,544,000   $17,137,000   $14,159,000   $19,333,000   $21,001,000   $18,435,000   $ 14,143,000   $159,430,000
    (15,699,286)   (7,801,622)   (6,196,052)  (11,707,921)   (8,266,129)   (8,899,914)    (7,933,165)   (86,239,844)
                                                                                                         (3,482,782)
                                                                                                         10,859,000
                                                                                                          4,656,124
    -----------   -----------   -----------   -----------   -----------   -----------   ------------   ------------
    $ 8,844,714   $ 9,335,378   $ 7,962,948   $ 7,625,079   $12,734,871   $ 9,535,086   $  6,209,835   $ 85,222,498

                                                                                                          7,405,909

                                                                                                             $11.51

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ASSUMPTIONS FOR NET ASSET VALUE TABLE

The following assumptions explain in detail our belief that the net asset value of our real estate assets is $11.51 per share. The real estate industry is dynamic and dependent on economic and financial cycles, and events and circumstances frequently do not occur as expected. Consequently, there will usually be differences between our key assumptions and the actual results, and those differences may be material. The net asset value of $11.51 per share includes the 46-unit Ivey Brook community, which we subsequently sold on June 23, 2000. The net asset value is based on our best estimates at this time and has not been reviewed by an independent third party or by our independent auditors.

GROSS POTENTIAL INCOME
For Bradford Creek, Crestmark, Highland Park, Ivey Brook, Plantation Trace, Preston Oaks, River Oaks, and Rosewood Plantation, (the "existing communities"), we derived these figures by using the existing contractual rents as of May 31, 2000. As of June 30, 2000, the 118 townhomes at Addison Place (the "townhomes") completed their initial lease-up phase and are 97% leased and occupied. We derived the gross potential income figure for the townhomes by using the current lease-up rents as of May 31, 2000.

WATER SUB-METERING INCOME
For the existing communities, this figure is based on actual water sub-metering income for the five months ended May 31, 2000, and then annualizing for twelve months. For the townhomes, we derived this figure by assuming individual resident water consumption averages $25 per month or $300 per year, which is consistent with the usage at the existing communities.

CABLE INCOME
For Bradford Creek, Crestmark, Highland Park, Ivey Brook, Preston Oaks, and Rosewood Plantation, this figure is based on actual cable income for the five months ended May 31, 2000, and then annualizing for twelve months. For the townhomes, this figure is based on our best estimate of annual cable income in light of our experience at the existing communities. For Plantation Trace and River Oaks, there is no cable income.

GARAGE AND STORAGE INCOME
For Crestmark and Plantation Trace, this figure is based on actual garage and storage income for the five months ended May 31, 2000, and then annualizing for twelve months. For Bradford Creek, Highland Park, Ivey Brook, Preston Oaks, River Oaks, Rosewood Plantation, and the townhomes, there is no garage or storage income.

OTHER INCOME
For the existing communities, this figure is based on actual other income for the five months ended May 31, 2000, and then annualizing for twelve months. For the townhomes, this figure assumes other income of $250 per unit, which we believe is appropriate for this purpose based on our experience at the existing communities.

5% VACANCY LOSS
For the existing communities and the townhomes, we derived this figure by multiplying the sum of gross potential income, water sub-metering income, cable income, garage and storage income, and other income by 5%, a standard vacancy factor used in the real estate industry, which we believe is appropriate for this purpose.

EFFECTIVE GROSS INCOME
We derived this figure by adding gross potential income, water sub-metering income, cable income, garage and storage income, and other income and subtracting the vacancy loss.

OPERATING EXPENSES
For the existing communities, these figures (except for property taxes, management fees, and reserves) are based on actual operating expenses for the five months ended May 31, 2000, and then annualizing for twelve months. For the townhomes, these figures are based on our best estimate of annual operating expenses. For the existing communities and the townhomes, property taxes for the 2000 tax year are based on our best estimate.

MANAGEMENT FEES
For the existing communities and the townhomes, we derived this figure by multiplying effective gross income by 3%, a standard management fee factor, which we believe is appropriate for this purpose. We manage our own communities and do not pay any fees to a third party.

RESERVES
For the existing communities and the townhomes, we derived this figure by multiplying the total number of apartment homes by $200, which is our best estimate of the cost of capital improvements.

NET OPERATING INCOME
We derived this figure by subtracting operating expenses, management fees and reserves from effective gross income.

CAPITALIZATION RATE
Capitalization is the process by which net operating income is converted to a value. Capitalization rates reflect the relationship between net annual operating income and the value of receiving that current and probable future income stream during a certain projection period or remaining economic life. We believe that sales of comparable properties support the capitalization rate of 8.5% used for Bradford Creek, Highland Park, Ivey Brook, Plantation Trace, Preston Oaks, River Oaks, Rosewood Plantation, and the townhomes, and the capitalization rate of 8.75% used for Crestmark.

ASSET VALUE
We derived this figure by dividing the net operating income by the capitalization rate. This value does not include the costs of disposition and the partnership profits interest, which we estimate to be $1.00 per share in total.

MORTGAGE LOANS OUTSTANDING
For the existing communities and the townhomes, this figure represents the actual indebtedness as of May 31, 2000.

LINE OF CREDIT AND OTHER LIABILITIES
This figure represents the cash required to pay our outstanding operating expenses and line of credit at May 31, 2000.

MARKET VALUE OF UNDEVELOPED LAND
This figure represents our best estimate of the market value of the undeveloped land on which we are constructing three new communities totaling 854 apartment homes.

DEVELOPMENT AND CONSTRUCTION COSTS
This figure represents the amount of development and construction costs that have been incurred, net of construction loans outstanding, as of May 31, 2000.

EQUITY
We derived this figure by subtracting the mortgage loans outstanding and the line of credit and other liabilities from the asset value and adding the market value of undeveloped land and development and construction costs.

NET ASSET VALUE PER SHARE
We derived this figure by dividing the equity by the 7,405,909 aggregate shares and units outstanding as of May 31, 2000.
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SHAREHOLDER INFORMATION

CORPORATE HEADQUARTERS
Roberts Realty Investors, Inc.
8010 Roswell Road
Suite 120
Atlanta, Georgia 30350
Telephone: (770) 394-6000

OFFICERS
Charles S. Roberts
President and Chief Executive Officer

Charles R. Elliott
Secretary and Chief Financial Officer

BOARD OF DIRECTORS
Charles S. Roberts
President and Chief Executive Officer

James M. Goodrich
Consulting Engineer

Weldon R. Humphries
Private Investor

Dennis H. James
Executive Vice-President
L.J. Melody & Company

Wm. Jarell Jones
Attorney and Certified Public Accountant

Ben A. Spalding
Private Investor

George W. Wray
Private Investor

MEMBER
National Association of Real Estate Investment Trusts, Inc.

PRIMARY BANKING RELATIONSHIPS
First Union National Bank
999 Peachtree Street
Atlanta, Georgia 30374

Compass Bank
15 20th Street South
Birmingham, Alabama 35233

TRANSFER AGENT
First Union National Bank
Shareholder Services
1525 West W.T. Harris Boulevard
Charlotte, North Carolina 28288-1153
Telephone: (800) 829-8432

GENERAL COUNSEL
Holt Ney Zatcoff & Wasserman, L.L.P.
100 Galleria Parkway, Suite 600
Atlanta, Georgia 30339

SECURITIES COUNSEL
Nelson Mullins Riley & Scarborough, L.L.P.
999 Peachtree Street
Suite 1400
Atlanta, Georgia 30309

INDEPENDENT AUDITORS
Arthur Andersen LLP
133 Peachtree Street
Suite 2500
Atlanta, Georgia 30303

STOCK TRADING INFORMATION
The common shares of Roberts Realty Investors, Inc. trade on the American Stock Exchange (AMEX) under the symbol "RPI."

This net asset value report to shareholders contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, our actual results could differ materially from those described in the forward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the following: occupancy rates and rents may be adversely affected by local economic and market conditions, overbuilding in our markets; construction costs of a new community may exceed original estimates; construction and lease-up of new communities in Atlanta and Charlotte may not be completed on schedule; and, financing may not be available or, if available, not on favorable terms.

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                         ROBERTS REALTY INVESTORS, INC.

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                               8010 Roswell Road

                                   Suite 120

                             Atlanta, Georgia 30350

                           Telephone: (770) 394-6000

                Creating Communities for Superior Lifestyles(TM)
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